SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2002

UDATE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-32497	33-0835561

(Commission File Number)	(I.R.S. Employer Identification No.)
NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND	DE1 3GY

(Address of Principal Executive Offices)	(Zip Code)

+44 (0) 1332 268700

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

     On March 28, 2002, uDate.com, Inc. announced its financial results for the year ended December 31, 2001.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
	Exhibit No.	Description
	99.1	Press release dated March 28, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDATE.COM, INC
Date: April 1, 2002	By:	/s/ Martin R. Clifford
Martin R. Clifford Executive Vice President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 28, 2002.

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